UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2011
__________________

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation

(a) Redwood Trust, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders on May 17, 2011 (the “Annual Meeting”). At the Annual Meeting, stockholders approved an amendment to the Company’s Charter.  This amendment was previously approved by the Company’s Board of Directors.  The first sentence of Section A of Article VI of the Charter was amended to increase the number of shares of capital stock authorized for issuance from 100,000,000 to 125,000,000.  A copy of the Articles of Amendment to the Charter is attached hereto as Exhibit 3.1.  The Articles of Amendment to the Charter will become effective upon filing with the State of Maryland Department of Assessments and Taxation, which is expected to occur on or about May 24, 2011.  The foregoing description of the amendment to the Company’s Charter is qualified in its entirety by reference to the full text of the Articles of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

As noted above in Item 5.03, the Company held its Annual Meeting on May 17, 2011. There were 78,138,724 shares of Redwood Trust, Inc. common stock entitled to vote at the Annual Meeting.  There were six items voted upon at the Annual Meeting, with the voting results for each item set forth below.

Item 1.  During the Annual Meeting, stockholders voted to elect Douglas B. Hansen, Martin S. Hughes, Greg H. Kubicek, and Charles J. Toeniskoetter as Class II directors to serve on the Board of Directors until the Annual Meeting of Stockholders in 2014 and until their successors are duly elected and qualified.  The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Douglas B. Hansen	51,462,281	1,184,154	20,454,606
Martin S. Hughes	51,725,740	920,695	20,454,606
Greg H. Kubicek	51,805,390	839,845	20,454,606
Charles J. Toeniskoetter	50,942,832	1,703,603	20,454,606

Item 2.  During the Annual Meeting, stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2011. The stockholders’ votes with respect to the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
72,712,556	238,796	149,689	—

Item 3.  During the Annual Meeting, stockholders voted, on an advisory basis, on the compensation of named executive officers as disclosed in the annual proxy statement for the Annual Meeting. The stockholders’ votes with respect to this advisory vote on executive compensation were as follows:

For	Against	Abstentions	Broker Non-Votes
49,362,077	3,151,570	132,788	20,454,606

Item 4.  During the Annual Meeting, stockholders voted, on an advisory basis, on the frequency for the advisory vote on executive compensation. The stockholders’ votes with respect to this advisory vote on the frequency for the advisory vote on executive compensation were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
49,903,184	294,170	2,142,145	306,935	20,454,606

Consistent with the stockholder voting results, in which “One Year” received the highest number of votes cast, and the Board of Directors’ recommendation regarding this matter, which was also for a “One Year” frequency, the Company will include a shareholder advisory vote on executive compensation in its annual meeting proxy materials each year until the next advisory vote on the frequency for the advisory vote on executive compensation. The next advisory vote on the frequency for the advisory vote on executive compensation will be held not later than the Company’s 2017 annual meeting of stockholders.

 Item 5.  As noted in Item 5.03 above, during the Annual Meeting, stockholders voted on an amendment to the Company’s Charter, which amendment was to increase the number of shares of capital stock authorized for issuance from 100,000,000 to 125,000,000.  The stockholders’ votes with respect to the amendment of the Company’s Charter were as follows:

For	Against	Abstentions	Broker Non-Votes
71,136,074	1,723,126	241,841	—

 Item 6.  During the Annual Meeting, stockholders voted on a non-binding stockholder-submitted proposal requesting that the Board of Directors take steps to eliminate the classification of the terms of the Board of Directors and require that all directors stand for election annually.  The stockholders’ votes with respect to this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
29,967,655	22,452,192	226,588	20,454,606

Item 8.01. Other Events

On May 18, 2011, the Company terminated the Third Amended and Restated Voting Agreement by and among Wallace R. Weitz & Company, Wallace R. Weitz, Redwood Trust, Inc. and George E. Bull, III (which had previously been amended by that certain Amendment to Third Amended and Restated Voting Agreement made as of January 21, 2009) (as amended, the “Old Voting Agreement”).  The Old Voting Agreement included a limited waiver of the stock ownership limitation set forth in Section 13 of Article XI of the Company’s Charter. A copy of the Old Voting Agreement was filed as an Exhibits 9.3 and 9.4 to the Annual Report on Form 10-K of Redwood Trust, Inc. for the year ended December 31, 2010, which exhibits are incorporated herein by reference.  The Old Voting Agreement included an agreement regarding the voting by Weitz (defined below) of shares of Company common stock, if any, held in excess of 9.8% of total issued and outstanding Company common stock.  This description of the Old Voting Agreement is qualified in its entirety by reference to the full text of the Old Voting Agreement.

A new Waiver Agreement has been entered into as of May 18, 2011 by and among Wallace R. Weitz & Company, Wallace R. Weitz, and Redwood Trust, Inc. (the “New Waiver Agreement”), which includes a limited waiver of the stock ownership limitation set forth in Section 13 of Article XI of the Company’s Charter.  The New Waiver Agreement does not include any agreement relating to the voting of shares of Company common stock.

As reported in the annual proxy statement filed by the Company on April 4, 2011 with the Securities and Exchange Commission, based on the amended Schedule 13G filed by Wallace R. Weitz & Company and Wallace R. Weitz (collectively, “Weitz”) with the SEC on January 28, 2011, as modified by certain additional information as of February 28, 2011 subsequently provided by Weitz to the Company, as of February 28, 2011, the aggregate number of shares of common stock beneficially owned by Weitz was 6,232,674, with respect to which Weitz had sole dispositive power and sole voting power.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2011	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Name: Andrew P. Stone
Title: Title: General Counsel and Secretary

Exhibit Index

Exhibit No .	Exhibit Title

3.1	Articles of Amendment